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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 13, 2002

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                                  MGM MIRAGE
            (Exact name of registrant as specified in its charter)

           DELAWARE                    0-16760                88-0215232
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)

     3600 Las Vegas Boulevard South                             89109
(Address of Principal Executive Offices)                     (Zip Code)

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                                (702) 693-7120
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             (Registrant's telephone number, including area code)


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        (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 14, 2002, each of MGM MIRAGE's long-term debt and short-term debt ratings were downgraded by Moody's Investors Service to "Ba1" and "Not Prime," respectively. As a result of the downgrades, MGM MIRAGE was required to re-collateralize approximately $4.3 billion of its senior debt pursuant to the terms and conditions of its credit facilities and senior notes.

     In order to effectuate the re-collateralization, MGM MIRAGE entered into a Collateral Agent and Intercreditor Agreement (the "Intercreditor Agreement"), dated as of February 13, 2002, by and among it, Mirage Resorts Incorporated, a Nevada corporation, which is a wholly owned subsidiary of MGM MIRAGE, and most of its other subsidiaries (collectively, with Mirage Resorts Incorporated, the "Restricted Subsidiaries"), U.S. Bank National Association, as collateral agent, and the representatives of the senior debt holders. Pursuant to the terms of the Intercreditor Agreement, MGM MIRAGE and the Restricted Subsidiaries granted liens in, or otherwise pledged, substantially all of their assets in favor of the collateral agent, the creditor representatives and the creditors.

     The terms and conditions of the re-collateralization are more fully described in the Intercreditor Agreement, which is filed hereto as Exhibit 10 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits. The following exhibits are filed herewith as part of this current Report:

     Exhibit Number   Description of Document

          10 Collateral Agent and Intercreditor Agreement, dated as of February 13, 2002, by and among U.S. Bank National Association, as Collateral Agent, MGM MIRAGE, a Delaware corporation, Mirage Resorts Incorporated, a Nevada corporation, those subsidiaries of MGM MIRAGE listed on the signature pages thereto or which may thereafter become a party thereto pursuant to Section 13 thereof and the other Creditor Representatives named therein.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MGM MIRAGE

Date: February 26, 2002                  By: /s/ Bryan Wright
                                            ---------------------------
                                         Name:  Bryan Wright
                                         Title: Vice President-Assistant
                                                General Counsel and Assistant
                                                Secretary